Financial assets measured at fair value through profit or loss	12 Months Ended
Dec. 31, 2025
Financial assets at fair value through profit or loss [abstract]
Financial assets measured at fair value through profit or loss	Financial assets measured at fair value through profit or loss
During the year ended December 31, 2024, we invested $89.1 million in DHT Holdings, Inc. ("DHT"), a publicly traded crude tanker shipping company, which owned a fleet of Very Large Crude Carriers. We purchased 7,982,480 common shares in DHT, or 4.99% of the outstanding shares, in the open market at an average price of $11.17 per share during the year ended December 31, 2024. These instruments are not debt instruments and our business model for these instruments was to hold them for trading. At December 31, 2024, we held common stock of DHT at its fair value of $74.2 million. We received dividends of $3.8 million from this investment during the year ended December 31, 2024.
During the year ended December 31, 2025, we purchased an additional 4,295,218 common shares in DHT in the open market at an average price of $10.67 per share.
During the year ended December 31, 2025, we sold 12,277,698 common shares in DHT in the open market at an average price of $12.64 per share, which closed our position as of December 31, 2025. We received dividends of $5.9 million from this investment during the year ended December 31, 2025.